                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint MICHAEL J. BRADEN and PARKER G. MONTGOMERY and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Cooper Development Company, an annual report on Form 10-K for the fiscal year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, (the "1934 Act") and any and all other instruments, including any amendments thereto, which said attorneys-in-fact and agents deem necessary or advisable to enable Cooper Development Company to comply with the 1934 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                                  Parker G. Montgomery/S/
                                                  -----------------------
                                                  Parker G. Montgomery


Dated:April 10, 1996.

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint MICHAEL J. BRADEN and PARKER G. MONTGOMERY and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Cooper Development Company, an annual report on Form 10-K for the fiscal year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, (the "1934 Act") and any and all other instruments, including any amendments thereto, which said attorneys-in-fact and agents deem necessary or advisable to enable Cooper Development Company to comply with the 1934 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                                  James E. Gilleran/S/
                                                  --------------------
                                                  James E. Gilleran


Dated:April 10, 1996.

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint MICHAEL J. BRADEN and PARKER G. MONTGOMERY and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Cooper Development Company, an annual report on Form 10-K for the fiscal year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, (the "1934 Act") and any and all other instruments, including any amendments thereto, which said attorneys-in-fact and agents deem necessary or advisable to enable Cooper Development Company to comply with the 1934 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                                  Jackson L. Schultz/S/
                                                  ---------------------
                                                  Jackson L. Schultz


Dated:April 10, 1996.

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint MICHAEL J. BRADEN and PARKER G. MONTGOMERY and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Cooper Development Company, an annual report on Form 10-K for the fiscal year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, (the "1934 Act") and any and all other instruments, including any amendments thereto, which said attorneys-in-fact and agents deem necessary or advisable to enable Cooper Development Company to comply with the 1934 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                                  Theodore H. Kruttschnitt/S/
                                                  ---------------------------
                                                  Theodore H. Kruttschnitt


Dated:April 10, 1996.